Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.7060%



        Excess Protection Level
          3 Month Average   5.00%
          March, 1997   5.81%
          February, 1997   5.39%
          January, 1997   3.81%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.52%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $ 24,979,151,243.99


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 3,239,523,725.50